GABELLI GLOBAL SERIES FUNDS, INC.
                         Supplement dated, September 1, 2000
                          to Prospectus dated March 9, 2000


     Effective September 1, 2000, The Gabelli Global Growth Fund (the "Fund") will be managed by an investment team ("Investment Team") headed by Marc J. Gabelli. Mr. Gabelli is primarily responsible for the investment decisions of the Investment Team and the overall management of the Fund's portfolio.